EXHIBIT 4(a)

                            XEROX CREDIT CORPORATION


                                      and


                            ________________________
                                    Trustee




                            ------------------------




                                   Indenture



                             Dated as of__________


                           ________________________
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                               TABLE OF CONTENTS

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                                                                            PAGE
                                                                            ----
SECTION 1.01.  Definitions..................................................   1
   "this Indenture" and certain other terms..................................  1
   "Act"....................................................................   1
   "Affiliate"..............................................................   1
   "Authenticating Agent"...................................................   2
   "Authorized Newspaper"...................................................   2
   "Board of Directors".....................................................   2
   "Board Resolution".......................................................   2
   "Business Day"...........................................................   2
   "Commission".............................................................   2
   "Company"................................................................   2
   "Company Request" and "Company Order"....................................   2
   "Consolidated Net Worth".................................................   2
   "Coupon Security"........................................................   3
   "Debt"...................................................................   3
   "Defaulted Interest".....................................................   3
   "Depositary".............................................................   3
   "Event of Default".......................................................   3
   "Exchange Act"...........................................................   3
   "Federal Bankruptcy Code"................................................   3
   "Fully Registered Security"..............................................   3
   "Global Security"........................................................   3
   "Holder".................................................................   3
   "Interest"...............................................................   3
   "Interest Payment Date"..................................................   3
   "Maturity"...............................................................   3
   "Mortgage"...............................................................   4
   "Officers' Certificate"..................................................   4
   "Opinion of Counsel".....................................................   4
   "Original Issue Discount Security".......................................   4
   "Outstanding"............................................................   4
   "Paying Agent"...........................................................   4
   "Person".................................................................   4
   "Place of Payment".......................................................   5
   "Predecessor Security"...................................................   5
   "Principal Corporate Trust Office".......................................   5
   "Redemption Date"........................................................   5
   "Redemption Price".......................................................   5
   "Registered Coupon Security".............................................   5
   "Registered Holder"......................................................   5
   "Registered".............................................................   5
   "Regular Record Date"....................................................   5
   "Repayment Date".........................................................   5
   "Repayment Price"........................................................   5
   "Responsible Officer"....................................................   5
   "Restricted Subsidiary"..................................................   5

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   "Securities" ............................................................   5
   "Securityholder".........................................................   6
   "Security Register"......................................................   6
   "Security Registrar".....................................................   6
   "Special Record Date"....................................................   6
   "Stated Maturity"........................................................   6
   "Subsidiary".............................................................   6
   "Trustee"................................................................   6
   "Trustee Indenture Act" or "TIA".........................................   6
   "Unregistered Security"..................................................   6
   "Vice President".........................................................   6
   "Xerox"..................................................................   6
SECTION 1.02.  Compliance Certificates and Opinions.........................   6
SECTION 1.03.  Form of Documents Delivered to Trustee.......................   6
SECTION 1.04.  Acts of Securityholders......................................   7
SECTION 1.05.  Notices, etc., to Trustee and Company........................   8
SECTION 1.06.  Notices to Securityholders; Waiver...........................   8
SECTION 1.07.  Effect of Headings and Table of Contents.....................   9
SECTION 1.08.  Successors and Assigns.......................................   9
SECTION 1.09.  Separability Clause..........................................   9
SECTION 1.10.  Benefits of Indenture........................................   9
SECTION 1.11.  Legal Holidays...............................................   9
SECTION 1.12.  Governing Law................................................   9
SECTION 1.13.  Trust Indenture Act..........................................   9
SECTION 1.14.  Counterparts.................................................  10
SECTION 1.15.  Securities Denominated in a Currency Other Than
                 United States Dollars .....................................  10

                                  ARTICLE TWO
                                 SECURITY FORMS

SECTION 2.01.  Forms Generally .............................................  10
SECTION 2.02.  Forms of Securities..........................................  10
SECTION 2.03.  Form of Trustee's Certificate or Authentication..............  10

                                 ARTICLE THREE
                                 THE SECURITIES

SECTION 3.01.  Title and Terms..............................................  11
SECTION 3.02.  Denominations................................................  12
SECTION 3.03.  Execution, Authentication, Delivery and Dating...............  12
SECTION 3.04.  Temporary Securities.........................................  15
SECTION 3.05.  Registration, Registration of Transfer and Exchange..........  15
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities.............  17
SECTION 3.07.  Payment of Interest; Interest Rights Preserved...............  17
SECTION 3.08.  Persons Deemed Owners........................................  18
SECTION 3.09.  Cancellation.................................................  19
SECTION 3.10.  Computation of Interest......................................  19
SECTION 3.11.  Compliance with Certain Laws and Regulations.................  19

                                  ARTICLE FOUR
                            REDEMPTION OF SECURITIES

SECTION 4.01.  Applicability of Article.....................................  19
SECTION 4.02.  Election to Redeem; Notice to Trustee........................  19

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SECTION 4.03.  Selection by Trustee of Securities to be Redeemed............  20
SECTION 4.04.  Notice of Redemption.........................................  20
SECTION 4.05.  Deposit of Redemption Price..................................  21
SECTION 4.06.  Securities Payable on Redemption Date........................  21
SECTION 4.07.  Securities Redeemed in Part..................................  21
SECTION 4.08.  Provisions With Respect to any Sinking Funds.................  21
SECTION 4.09.  Applicability of Early Retirement Provisions.................  22
SECTION 4.10.  Repayment of Securities......................................  22
SECTION 4.11.  Exercise of Option...........................................  22
SECTION 4.12.  When Securities Presented for Repayment Become Due
                 and Payable ...............................................  23
SECTION 4.13.  Securities Repaid in Part....................................  23

                                  ARTICLE FIVE
                                   COVENANTS

SECTION 5.01.  Payment of Principal, Premium and Interest; Compliance
                 with Terms ................................................  23
SECTION 5.02.  Maintenance of Office or Agency..............................  23
SECTION 5.03.  Money for Security Payments to be Held in Trust..............  23
SECTION 5.04.  Statement as to Compliance...................................  24
SECTION 5.05.  Corporate Existence..........................................  25
SECTION 5.06.  Limitation on Liens..........................................  25
SECTION 5.07.  Waiver of Covenants..........................................  26

                                  ARTICLE SIX
            SECURITYHOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 6.01.  Company to Furnish Trustee Names and Addresses of
                 Securityholders ...........................................  26
SECTION 6.02.  Preservation of Information; Communications to
                 Securityholders ...........................................  27
SECTION 6.03.  Reports by Trustee...........................................  28
SECTION 6.04.  Reports by Company...........................................  28

                                 ARTICLE SEVEN
                                    REMEDIES

SECTION 7.01.  Events of Default............................................  28
SECTION 7.02.  Acceleration of Maturity; Rescission and Annulment...........  29
SECTION 7.03.  Collection of Indebtedness and Suits for Enforcement
                 by Trustee ................................................  30
SECTION 7.04.  Trustee May File Proofs of Claim.............................  30
SECTION 7.05.  Trustee May Enforce Claims Without Possession of Securities..  31
SECTION 7.06.  Application of Money Collected...............................  31
SECTION 7.07.  Limitation on Suits..........................................  31
SECTION 7.08.  Restoration of Rights and Remedies...........................  32
SECTION 7.09.  Rights and Remedies Cumulative...............................  32
SECTION 7.10.  Delay or Omission Not Waiver.................................  32
SECTION 7.11.  Control by Securityholders...................................  32
SECTION 7.12.  Waiver of Past Defaults......................................  32
SECTION 7.13.  Waiver of Stay or Extension Laws.............................  33

                                 ARTICLE EIGHT
                                  THE TRUSTEE

SECTION 8.01.  Certain Rights of Trustee....................................  33
SECTION 8.02.  Not Responsible for Recitals or Issuance of Securities.......  34
SECTION 8.03.  May Hold Securities..........................................  34

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SECTION 8.04.  Money Held in Trust..........................................  34
SECTION 8.05.  Compensation and Reimbursement...............................  34
SECTION 8.06.  Corporate Trustee Required; Eligibility......................  34
SECTION 8.07.  Resignation and Removal; Appointment of Successor............  35
SECTION 8.08.  Acceptance of Appointment by Successor.......................  36
SECTION 8.09.  Merger, Conversion, Consolidation or Succession to
                 Business of Trustee .......................................  36
SECTION 8.10.  Appointment of Authenticating Agent..........................  37

                                  ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures Without Consent of Securityholders...  38
SECTION 9.02.  Supplemental Indentures With Consent of Securityholders......  38
SECTION 9.03.  Execution of Supplemental Indentures.........................  39
SECTION 9.04.  Effect of Supplemental Indentures............................  39
SECTION 9.05.  Conformity with Trust Indenture Act..........................  39
SECTION 9.06.  Reference in Securities to Supplemental Indentures...........  39

                                  ARTICLE TEN
                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 10.01. Company May Consolidate, etc., Only on Certain Terms.........  40
SECTION 10.02. Successor Corporation Substituted............................  40
SECTION 10.03. Securities to be Secured in Certain Events...................  40

                                 ARTICLE ELEVEN
                           SATISFACTION AND DISCHARGE

SECTION 11.01. Satisfaction and Discharge of Indenture......................  40
SECTION 11.02. Application of Trust Money...................................  41

                                 ARTICLE TWELVE
        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 12.01. Exemption from Individual Liability..........................  41

                                ARTICLE THIRTEEN
                       MEETINGS OF HOLDERS OF SECURITIES

SECTION 13.01. Purposes of Meetings.........................................  42
SECTION 13.02. Call of Meetings by Trustee..................................  42
SECTION 13.03. Call of Meetings by Company or Securityholders...............  43
SECTION 13.04. Qualifications for Voting....................................  43
SECTION 13.05. Quorum; Adjourned Meetings...................................  43
SECTION 13.06. Regulations..................................................  43
SECTION 13.07. Voting Procedure.............................................  44
SECTION 13.08. Written Consent in Lieu of Meetings..........................  44
SECTION 13.09. No Delay of Rights by Meeting................................  44
TESTIMONIUM.................................................................  45
SIGNATURES AND SEALS .......................................................  45
ACKNOWLEDGMENTS ............................................................  46

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

      THIS INDENTURE is entered into as of ____________________ , between XEROX CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), having its principal executive office at _____________________, and _______________________________,
a__________________________________________ (hereinafter called the "Trustee"), having its Principal Corporate Trust Office on the date hereof at
_______________________________.

                            RECITALS OF THE COMPANY

      The Company deems it necessary from time to time to issue its unsecured debentures, notes, bonds or other evidences of indebtedness (including instruments in global, temporary or definitive form), to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or any series thereof, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the term "this Indenture" means this instrument, as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 3.01;

         (2) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to be designated Articles, Sections and other subdivisions of this Indenture. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (3) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (4) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

         (5) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of computation.

      "Act" when used with respect to any Securityholder, has the meaning specified in Section 1.04.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 8.10 to act on behalf of the Trustee to authenticate Securities of one or more series.

      "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day" means each day which is neither a Saturday, Sunday or other day on which banking institutions in The City of New York or the pertinent Place of Payment are authorized or required by law or executive order to be closed, except as otherwise provided with respect to a particular issue of Securities as contemplated in Section 3.01.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean any such successor corporation.

      "Company Request" and "Company Order" means, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, and delivered to the Trustee or any other Person, as required by this Indenture.

      "Consolidated Net Worth" means, at any time, as to a given Person, the sum of the amounts appearing on the latest consolidated balance sheet of such Person and its Subsidiaries, prepared in accordance with generally accepted accounting principles consistently applied, as

          (i) the par or stated value of all outstanding capital stock (including preferred stock),

          (ii) capital paid-in and earned surplus or earnings retained in the business plus or minus cumulative translation adjustments,

          (iii)  any unappropriated surplus reserves, and

          (iv)   any net unrealized appreciation of equity investments;

and, in the case of Xerox, there shall be added thereto the sum of $600,000,000.


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      "Coupon Security" means any Security authenticated and delivered with one or more interest coupons appertaining thereto.

      "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (excluding trade accounts payable incurred in the ordinary course with a maturity of not greater than 90 days),
(ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) or (ii) above, and
(iv) the amount of unfunded benefit liabilities as defined in Section 4001(a)(18) of ERISA under plans covered by Title IV of ERISA.

      "Defaulted Interest" has the meaning specified in Section 3.07.

      "Depositary" means, with respect to the Securities of any series issuable or issued, in whole or in part, in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute or statutes. Section and Title references to ERISA are to ERISA, as in effect at the date of this Indenture and any subsequent amendatory provision thereof.

      "Event of Default" has the meaning specified in Section 7.01.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute or statutes.

      "Federal Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

      "Fully Registered Security" means any Security registered as to principal and interest.

      "Global Security" means a Security issued to evidence all or a part of any series of Securities which is executed by the Company and authenticated by the Trustee and delivered to the Depositary or pursuant to the Depositary's instructions, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered in the name of the Depositary or its nominee and which shall represent the amount of uncertificated Securities of such series as specified therein.

      "Holder", when used with respect to any Security, means a Securityholder and, when used with respect to any coupon, means the bearer thereof.

      "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an instalment of interest on such Securities.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Mortgage" has the meaning specified in Section 10.03

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President (as hereinafter defined), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee in accordance with Section 314 of the TIA, to the extent applicable.

      "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of the Company, and who shall be reasonably satisfactory to the Trustee.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.

      "Outstanding" when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

               (a) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (b) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall be acting as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (c) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02 and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation (including a business trust), partnership, joint venture, joint-stock company, trust, unincorporated association or other entity, or the United States or a foreign state or a political subdivision of either thereof or any agency of the United States or such state or subdivision.

      "Place of Payment" means a city or any political subdivision thereof designated as such in Section 3.01.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

      "Principal Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of initial execution of this Indenture, is ______________________________________________________,
Attention: ________________________________; except that with respect to the presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, City of New York, which office at the date of initial execution of this Indenture, is located at_____________________________________,
Attention:____________________________________.

      "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in such Security at which it is to be redeemed pursuant to this Indenture.

      "Registered Coupon Security" means any Coupon Security registered as to principal.

      "Registered Holder", when used with respect to a Registered Security, means the person in whose name such Security is registered in the Security Register.

      "Registered Security" means any Security registered in the Security Register.

      "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

      "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

      "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

      "Responsible Officer", when used with respect to the Trustee means the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Restricted Subsidiary" means any Subsidiary of the Company organized and existing under the laws of any State of the United States of America or the District of Columbia.

      "Securities" has the meaning stated in the first recital of this Indenture and shall mean any Securities authenticated and delivered pursuant to this Indenture.

      "Securityholder" means a bearer of an Unregistered Security or a Registered Holder of a Registered Security.

      "Security Register" has the meaning specified in Section 3.05.

      "Security Registrar" means the Person who keeps the Security Register specified in Section 3.05.

      "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) means the date fixed by the Trustee pursuant to Section 3.07.

      "Stated Maturity", when used with respect to any Security, or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such instalment of principal or interest, is due and payable.

      "Subsidiary" means, as to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

      "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "Unregistered Security" means any Coupon Security, or bearer Security, not registered as to principal.

      "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      "Xerox" means Xerox Corporation, a New York corporation, of which the Company is an indirect Subsidiary.

      SECTION 1.02. Compliance Certificates and Opinions. Except as provided by
Section 5.04, any certificate required by this Indenture or the TIA to be delivered by the Company to the Trustee shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company and be in compliance with Section 314 of the TIA, to the extent applicable.

      Any opinion of counsel required by this Indenture or the TIA to be delivered by or on behalf of the Company to the Trustee shall be in compliance with Section 314 of the TIA, to the extent applicable, and be provided by counsel to the Company, who may (except as otherwise expressly provided in this Indenture or in the TIA) be an employee of the Company, and who shall be reasonably satisfactory to the Trustee.

      SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 1.04. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing or by the record of the holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Thirteen; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or any such record is delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments or such record (and the action embodied therein and evidenced thereby) is herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments or voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any Securityholders' meeting shall be proved in the manner provided in Section 13.07 and the record so proved shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The ownership of Registered Securities shall be proved by the Security Register.

      (d) The amount of Unregistered Securities held by any Person executing any such instrument or writing as a Securityholder, and the numbers of such Unregistered Securities, and the date of his holding the same, may be proved by the production of such Securities or by a certificate executed by any trust company, bank, banker or member of a national securities exchange (wherever situated), as depositary, if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Security therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a Securityholder, if such certificate or affidavit is in a form satisfactory to the Trustee. The Trustee and the Company may assume that such ownership of any Unregistered Security continues until (i) another certificate bearing a later date issued in respect of the same Unregistered Security is produced, or (ii) such Unregistered Security is produced by some other Person, or (iii) such Unregistered Security is registered as to principal or is surrendered in exchange for a Fully Registered Security, or (iv) such Unregistered Security has been cancelled in accordance with Section 3.09.

      (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      (f) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 6.01 prior to such solicitation. If a record date is fixed, those Persons who were Holders of Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date; provided, however, that unless such vote or consent is obtained from the Holders (or their designated proxies) of the requisite principal amount of Outstanding Securities prior to the date which is the 120th day after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

      SECTION 1.05. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

         (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Principal Corporate Trust Office, or

         (2) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as provided in Section 7.01(4)) if in writing and mailed, first-class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

      SECTION 1.06. Notices to Securityholders; Waiver. Where this Indenture or any Security provides for notice to Holders of any event, (1) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein or in such Securities expressly provided) if in writing and mailed, first-class, postage prepaid, to each Registered Holder of such Securities, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice and (2) if any of the Securities affected by such event are Unregistered Securities, such notice shall be sufficiently given (unless otherwise herein or in such Securities expressly provided) if published once in an Authorized Newspaper in the Place of Payment or, if such Unregistered Securities are listed on the Luxemburg Stock Exchange and if so requested by such exchange, in Luxemburg, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by any Security or this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

      In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impracticable to mail notice of any event to the Holders of Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

      SECTION 1.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 1.08. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

      SECTION 1.09. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Security Registrar and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 1.11. Legal Holidays. Except as may otherwise be provided with respect to Securities of any series, in any case where the date of any Interest Payment Date or Redemption Date or Repayment Date or the Maturity of any Security or any date on which any Defaulted Interest is proposed to be paid or the date on or by which any other action (including a date for giving notice) is proposed or required to be taken shall not be a Business Day in a Place of Payment, then payment of the principal of, premium, if any, or interest, if any, on any Securities may be made, and such action may be taken, on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date or Redemption Date or Repayment Date or Maturity or on the date on which Defaulted Interest is proposed to be paid or taken on the nominal date on which or by which such action is proposed or required to be taken, as the case may be, and no interest, if any, shall accrue on the payment so deferred for the period from and after any such nominal date.

      SECTION 1.12. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND ANY SUCCESSOR STATUTE OR STATUTES).

      SECTION 1.13. Trust Indenture Act. This Indenture is subject to the TIA and if any provision hereof limits, qualifies or conflicts with the TIA, the TIA shall control.

      SECTION 1.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

      SECTION 1.15. Securities Denominated in a Currency Other Than United States Dollars. For the purpose of calculating the principal amount of Securities denominated in a currency other than U.S. dollars (including units consisting of multiple currencies) for any purpose under this Indenture the principal amount of such Securities at any time Outstanding shall be deemed to be that amount of U.S. dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such currency into U.S. dollars as of the date of any such calculation.

                                  ARTICLE TWO

                                 SECURITY FORMS

      SECTION 2.01. Forms Generally. The Securities of each series and the certificates of authentication thereon shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

      The definitive Securities, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or otherwise or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      SECTION 2.02. Forms of Securities. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved by or pursuant thereto, or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by a certificate signed by a Responsible Officer of the Trustee and delivered to the Company or by the execution by the Trustee of the certificate of authentication thereon.

      If any Security of a series is issuable as a Global Security (in whole or in part), such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or may from time to time be increased to reflect the issuance of additional uncertificated Securities of such series. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee pursuant to such instructions and in such manner as shall be specified in such Global Security or in or pursuant to the Company Order to be delivered to the Trustee pursuant to Section 3.03.

      SECTION 2.03. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication for any Security issued pursuant to this Indenture shall be substantially in the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities, of the series designated herein, described in the within mentioned Indenture.

                                            ___________________________________,
                                            AS TRUSTEE

                                            By..................................
                                                    Authorized Signatory

                                 ARTICLE THREE

                                 THE SECURITIES

      SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

      The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series up to the maximum aggregate principal amount authorized at the time the series is reopened. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to this Article Three, Article Four or Article Nine);

          (3) the date or dates or the periodic intervals on which the principal and premium, if any, of the Securities of such series is payable, or the method of determination thereof;

          (4) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of such series shall bear interest, if any, which, if so provided in or pursuant to the authority granted by the resolution of the Board of Directors with respect to such series, may be determined by the Company from time to time and set forth in the Securities of such series issued from time to time, the date or dates from which such interest shall accrue, or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and the record dates, if any, for the determination of Holders to whom interest is payable;

          (5) the place or places where the principal of, and premium, if any, and interest, if any, if other than as set forth in Section 3.01, on Securities of such series shall be payable;

          (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such series may be redeemed or repaid, in whole or in part, at the option of the Company or a Holder thereof, pursuant to any sinking fund or otherwise;

          (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and integral multiples thereof, the denominations in which Securities of such series shall be issuable;

          (9) whether the Securities of the series shall be issued (a) as other than Fully Registered Securities or (b) in whole or in part in the form of a Global Security or Securities and, in such case, (i) the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other definitive Securities, (ii) the Depositary for such Global Security or Securities and (iii) whether such Global Security shall be definitive or temporary;

          (10) if other than the principal amount thereof, the portion of the principal amount of an Original Issue Discount Security which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 7.02; and

          (11) any and all other terms of such series, including denominations of securities in currencies other than U.S. dollars (including units consisting of multiple currencies) and including any election as to any optional provision, which shall be necessary to complete the form of Security for such series, which shall be one of the forms approved or established pursuant to Section 2.02 hereof (which terms shall not be inconsistent with the provisions of this Indenture).

      The principal of, premium, if any, and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, unless the form of any such Security shall designate a different place of payment (any such office or place of payment being herein called the "Place of Payment"); provided, however, and unless otherwise provided in the form of Security for any series approved or established pursuant to
Section 2.02, that payment of interest with respect to Registered Securities may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

      SECTION 3.02. Denominations. The Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Security for such series approved or established pursuant to Section 2.02 or in the Officers' Certificate delivered pursuant to Section 3.01. In the absence of any specification with respect to the Securities of any series, the Securities of such series shall be issuable only as Fully Registered Securities without coupons in denominations of $1,000 and any integral multiple thereof.

      SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries. Interest coupons appertaining to a Coupon Security shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents. The signatures of any or all of these officers on the Securities and the interest coupons may be manual or facsimile.

      Securities and any interest coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such

Securities or interest coupons or did not hold such offices at the date of such Securities or interest coupons.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication together with a Company Order for authentication and delivery of such securities; and the Trustee shall authenticate and deliver such Securities as in this Indenture provided and not otherwise, without further action by the Company. If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest shall accrue, in which case it shall not be necessary to deliver additional Company Orders with respect to Securities of the same series.

      Prior to any such authentication and delivery, the Trustee shall be entitled to receive and shall be fully protected in relying upon:

          (1) the Opinion of Counsel to be furnished to the Trustee pursuant to
     Section 314(c)(2) of the TIA with the Officers' Certificate relating to the issuance of any series of Securities;

          (2) a Board Resolution relating thereto, certified by the Secretary or an Assistant Secretary of the Company;

          (3) an executed supplemental indenture, if any, relating thereto; and

          (4) an Opinion of Counsel which shall state

               (a) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

               (b) all laws and requirements with respect to the form and execution by the Company of the supplemental indenture, if any, have been complied with, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general equity principles);

               (c) the form and terms or the procedure for determining the terms of such Securities have been established in conformity with the provisions of this Indenture;

               (d) subject to such conditions as may be set forth in said Opinion of Counsel, all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized, by the Company and, assuming due execution by the Company and due authentication and delivery by the Trustee, will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles, and will be entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding;

               (e) the amount of Securities Outstanding, including such Securities, does not exceed the amount at the time permitted by law or under the terms of this Indenture;

               (f) the Indenture is qualified under the Trust Indenture Act; and

               (g) subject to such conditions as may be set forth in said Opinion of Counsel, the issuance of the Securities does not contravene the charter or by-laws of the Company and does not violate the terms or provisions of this Indenture or of any indenture, mortgage or other agreement known to such counsel to which the Company is a party.

      If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the documents specified in (1), (2), (3) and
(4) immediately above at the time of issuance of each Security, but such documents, with appropriate modifications, shall be delivered at or prior to the time of issuance of the first Security of such series.

      The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

      Subject to Section 3.11, each Depositary designated pursuant to Section
3.01 or this Section 3.03 for a Global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act, or any other applicable statute or regulation.

      If at any time the Depositary for Global Securities of a series notifies the Company in writing that it is unwilling or unable to continue as Depositary for the Global Securities of such series or if at any time the Depositary for the Global Securities for such series shall no longer be eligible under this
Section 3.03 or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Securities for such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

      The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

      If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee, upon receipt of a Company Order, shall authenticate and deliver without service charge to the Holders, (i) to the Depositary or to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (ii) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of securities delivered pursuant to clause (i) hereof.

      No Securities shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

      SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon receipt of the documents required by Sections 3.01 and 3.03, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in the Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of the same tenor. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

      SECTION 3.05. Registration, Registration of Transfer and Exchange. The Company shall keep or cause to be kept a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of each series of Registered Securities and the registration of transfers of Registered Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 5.02.

      Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company in the Place of Payment or at the Principal Corporate Trust Office, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of such series of any authorized denominations and of a like tenor, aggregate principal amount and Stated Maturity.

      Notwithstanding any other provision of this Section 3.05, unless and until it is exchanged in whole or in part for Securities in a definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary of such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary of such series or a nominee of such successor Depositary, and any such Global Security shall contain a legend to the following effect: "Unless and until this Global Security is exchanged as a whole or in part for definitive Securities in registered form, this Global Security may not be transferred except as a whole by the Depositary to a nominee thereof or by a nominee thereof to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a sucessor Depositary or a nominee of such successor."

      Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Definitive Securities issued in exchange for a Global Security pursuant to Section 3.03 shall be registered in such names and in such authorized denominations and delivered to the Depositary or to such addresses as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Depositary or to the persons in whose names such Securities are so registered.

      At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of such series, of any authorized denominations and of a like tenor, aggregate principal amount and Stated Maturity, upon surrender of the Registered Securities to be exchanged at the office or agency of the Company in the Place of Payment or at the Principal Corporate Trust Office. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Securityholder making the exchange is entitled to receive.

      Upon presentation for registration of any Unregistered Security of any series which by its terms is registrable as to principal at the office or agency of the Company in the Place of Payment or at the Principal Corporate Trust Office, such Security shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Security. Any Security so registered shall be transferable on the Security Register, upon presentation of such Security at such office or agency for similar notation thereon, but such Security may, to the extent and under the circumstances specified pursuant to Section 3.11, be discharged from registration by being in like manner transferred to bearer, whereupon transferability by delivery shall be restored. Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

      Coupon Securities shall be transferable by delivery except while registered as to principal. Registration of any Coupon Security shall not affect the transferability by delivery of the coupons appertaining thereto, which shall continue to be payable to bearer and transferable by delivery.

      At the option of the Holder thereof, Coupon Securities of any series which by their terms are registrable as to principal and interest may be exchanged for Fully Registered Securities of such series of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Coupon Securities to be exchanged at such office or agency with all unmatured coupons and all matured coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof and to the extent and under the circumstances specified pursuant to Section 3.11, Fully Registered Securities of any series, which by their terms provide for the issuance of Coupon Securities, may be exchanged for Coupon Securities or Fully Registered Securities of such series, of any authorized denominations and of a like tenor, aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency, and upon payment if the Company shall so require of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Registered Security presented or surrendered for registration of transfer, exchange, redemption or repayment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

      Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 4.07, or 9.06 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed under Section 4.03 and ending at the close of business on the day of the mailing of a notice of redemption of Securities of such series so selected for redemption, or (ii) to register the transfer or exchange of any Securities so selected for redemption in whole or that part of any Security so selected in the case of Securities selected for redemption in part.

      SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security or any Security to which a mutilated coupon is annexed is surrendered to the Trustee, or if the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or any coupon appurtenant to a Coupon Security, and (ii) there is delivered to the Company, the Trustee and the Security Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or the Coupon Security to which such mutilated, destroyed, lost or stolen coupon appertains, a new Security of the same series and of like tenor and principal amount, bearing a number not contemporaneously Outstanding.

      In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security (and appurtenant coupon) issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security or coupon shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and coupons of the same series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

      SECTION 3.07. Payment of Interest; Interest Rights Preserved. Interest on any Fully Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall unless otherwise provided in such Security be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered on the Regular Record Date for such interest. Subject to the penultimate paragraph of this Section, interest on any Unregistered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Holder of such Unregistered Security, or the coupon appertaining thereto, as the case may be.

     Any interest on any Fully Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder of such Fully Registered Security, on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

         (1) The Company may elect to make payments of any Defaulted Interest to the Persons in whose names any such Fully Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Fully Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Fully Registered Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, notify Fully Registered Holders by causing a similar notice to be published at least once in an Authorized Newspaper in the Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Fully Registered Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause; such payment shall be deemed practicable by the Trustee.

      Any Defaulted Interest payable in respect of any Security which is not a Fully Registered Security shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination as between the Holders of Fully Registered Securities and other Securities of the same series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, by publication at least once in any Authorized Newspaper in the Place of Payment, subject to Section 1.06.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 3.08. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Registered Security the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, on, and, if such Registered Security is a Fully Registered Security (subject to Section 3.07) interest on, such Registered Security, and for all purposes whatsoever (except the payment of coupons appertaining to any Registered Coupon Security and the payment of interest payable on presentation of any temporary Security), whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Unregistered Security or the Holder of any coupon, whether or not the Security to which such coupon appertains be registered, as the owner of such Unregistered Security or coupon for the purpose of receiving payment thereof and for all other purposes whatsoever, whether or not such Unregistered Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests and they shall be protected in acting or refraining from acting on any such information provided by the Depositary.

      SECTION 3.09. Cancellation. All Securities surrendered for payment, registration of transfer, exchange, repayment or redemption, and all coupons surrendered for payment, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and coupons, and Securities and coupons surrendered directly to the Trustee for any such purpose, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All canceled Securities and coupons held by the Trustee shall be disposed of in accordance with its standard procedures and the Trustee shall furnish to the Company a certificate of disposition or, at the written request of the Company, the Trustee shall deliver such cancelled Securities to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

      SECTION 3.10. Computation of Interest. Except as otherwise specified in the form of Security for any series approved or established pursuant to Section
2.02 or in the Officers' Certificate delivered pursuant to Section 3.01 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

      SECTION 3.11. Compliance with Certain Laws and Regulations. If any Unregistered Securities are to be issued in any series of Securities, the Company will provide for arrangements and procedures reasonably designed pursuant to then applicable laws and regulations, if any, to ensure that Unregistered Securities are sold or resold (in connection with their original issuance), exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company.

                                  ARTICLE FOUR

                     REDEMPTION AND REPAYMENT OF SECURITIES

      SECTION 4.01. Applicability of Article. The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking fund or otherwise, by provision therefor in the form of Security for such series approved or established pursuant to Section 2.02 and on such terms as are specified in such form or the Officers' Certificate delivered pursuant to Section 3.01 or the indenture supplemental hereto as provided in Section 3.01 with respect to Securities of such series. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, in accordance with this Article.

      SECTION 4.02. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities redeemable at the option of the Company shall be evidenced by a Board Resolution and/or by an Officers' Certificate made pursuant to a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed not less than 45 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

      SECTION 4.03. Selection by Trustee of Securities to be Redeemed. To the extent that the Securities of a given series have different terms, the Company in its sole and absolute discretion shall select the Securities to be redeemed if less than all of the series are to be redeemed. If less than all the Securities of a given series having the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series having such terms not previously called for redemption, pro rata or by lot or by such method as the Trustee shall deem fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities may be then listed) and which may provide for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series. Unless otherwise provided by the terms of the Securities of any series so selected for partial redemption, the portions of the principal of Securities of such series so selected for partial redemption shall be equal to $1,000 or an integral multiple thereof and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

      If less than all of the Securities of a given series having different terms are to be redeemed, the Company shall notify the Trustee of the Securities to be redeemed not less than 45 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If less than all the Securities of a series having the same terms are to be redeemed, the Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

      SECTION 4.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

      All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) the CUSIP number; provided, that such notice shall state that no representation is made as to the correctness of any such CUSIP number, either as printed on the Security or as contained in any such notice, and that reliance may be placed only on the other identification numbers printed on the Securities and any redemption shall not be affected by any defect in or omission of such numbers,

          (4) the name and address of the Paying Agent,

          (5) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed,

          (6) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest, if any, thereon shall cease to accrue on and after said date,

          (7) the place where such Securities and all coupons, if any, are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in the Place of Payment,

          (8) that the redemption is on account of a sinking fund, if that be the case.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

      SECTION 4.05. Deposit of Redemption Price. On or prior to any Redemption Date, but, in any event, not later than (i) 12:00 noon New York City time on the applicable Redemption Date for Securities payable only in the United States, or
(ii) the close of business on the Business Day prior to the applicable Redemption Date for Securities with a Place of Payment outside the United States, the Company shall deposit with the Trustee or with a Paying Agent in immediately available funds (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of, which shall include any premium and interest payable on, all the Securities which are to be redeemed on that date.

      SECTION 4.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price. In the case of Fully Registered Securities, unless otherwise provided in such Securities, instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Fully Registered Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

      SECTION 4.07. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in the Place of Payment (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder of any Registered Security or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, tenor and Stated Maturity of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

      SECTION 4.08. Provisions with Respect to any Sinking Funds. If the form or terms of any series of Securities shall provide that, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by the Company, or (2) receive credit for any Securities of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee for cancellation or redeemed other than through the mandatory sinking fund, then (i) Securities so delivered, redeemed or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, the Company will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by the delivery or credit of Securities of such series acquired or so redeemed by the Company, and (B) any Securities to be so delivered, to the extent not previously surrendered. Such Officers' Certificate shall also state that the Securities for which the Company elects to receive credit have not been previously so credited and were not acquired by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities or are required to be delivered to the Trustee pursuant to Section 3.09 and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

      If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, said cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 4.06. The Trustee shall select, in the manner provided in
Section 4.03, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize said cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 4.04 (and with the effect provided in Section 4.06) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 4.08. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

      On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this
Section 4.08.

      SECTION 4.09. Applicability of Early Repayment Provisions. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with Sections 4.10, 4.11, 4.12 and 4.13.

      SECTION 4.10. Repayment of Securities. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest thereon accrued to the Repayment Date specified in the terms of such Securities. On or before the Repayment Date, the Company will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Repayment Price of all the Securities which are to be repaid on such date.

     SECTION 4.11. Exercise of Option. Unless otherwise provided in the terms of such Securities, to be repaid at the option of the Holder, (a) in the case of any definitive Security so providing for such repayment, such Security, together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder, or (b) in the case of any Global Security so providing for such repayment, such notice or notices as may be set forth therein, must be received by the Trustee or any other Person designated by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 30 days nor later than 15 days (unless a shorter notice shall be satisfactory to the Trustee) prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of $1,000 unless otherwise specified in the terms of such Security, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part, if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

      SECTION 4.12. When Securities Presented for Repayment Become Due and Payable. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in Section 4.11 and as provided by the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) interest on such Securities or the portions thereof, as the case may be, shall cease to accrue.

      SECTION 4.13. Securities Repaid in Part. Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                  ARTICLE FIVE

                                   COVENANTS

      SECTION 5.01. Payment of Principal, Premium and Interest; Compliance with Terms. With respect to each series of Securities, the Company will duly and punctually pay the principal of, premium, if any, and interest, if any, on the Securities of such series in accordance with the terms of the Securities of such series and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

      SECTION 5.02. Maintenance of Office or Agency. The Company will maintain an office or agency in the Place of Payment where Securities may be presented or surrendered for payment, where Registered Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Principal Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

      SECTION 5.03. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, subject to Section 4.05, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, subject to Section 4.05, on or prior to each due date of the principal of, premium, if any, or interest on any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will

         (1) hold all sums held by it for the payment of principal of, premium, if any, or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, premium, if any, or interest on the Securities of such series; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or such Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal, premium, if any, or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be mailed to the Holder at the Holder's last known address or published once, in an Authorized Newspaper in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

      SECTION 5.04. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company stating that

         (1) a review of the activities of the Company during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision and

         (2) to the best of his knowledge, based on such review, the Company has complied with all conditions and covenants under this Indenture and under the terms of the Securities throughout such year, or, if there has been a default in compliance with such conditions and covenants, specifying each such default known to him and the nature and status thereof.

      For purposes of this Section 5.04, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

      SECTION 5.05. Corporate Existence. Subject to Article Ten, the Company will do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence.

      SECTION 5.06. Limitation on Liens. So long as any of the Securities shall be Outstanding, the Company will not create or suffer to exist, or permit any of its Restricted Subsidiaries to create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties (other than any "margin stock" as that term is defined in Regulation U issued by the Board of Governors of the Federal Reserve System), whether now owned or hereafter acquired, or assign, or permit any of its Restricted Subsidiaries to assign, any right to receive income, in each case to secure any Debt of any Person without making effective provision whereby all of the Securities of each series (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities of each series) shall be equally and ratably secured with the indebtedness or obligations secured by such security; provided that the Company or its Restricted Subsidiaries may create or suffer to exist any lien, security interest, charge, encumbrance or preferential arrangement of any kind in, of or upon any of the properties or assets of the Company or its Restricted Subsidiaries to secure any Debt or Debts in an aggregate amount at any time outstanding not greater than 20% of the Consolidated Net Worth of the Company; and provided, further, that the foregoing restrictions shall not apply to any of the following:

         (i) deposits, liens or pledges to enable the Company or any Restricted Subsidiary to exercise any privilege or license or to secure payments of workers' compensation or unemployment insurance, or to secure the performance of bids, tenders, contracts (other than for the payment of money) or statutory landlords' liens under leases to which the Company or any such Restricted Subsidiary is a party or to secure public or statutory obligations of the Company or any such Restricted Subsidiary or to secure surety, stay or appeal bonds to which the Company or any such Restricted Subsidiary is a party, but as to all of the foregoing only if the same shall arise and continue in the ordinary course of business or other similar deposits or pledges made and continued in the ordinary course of business;

         (ii) liens imposed by law, such as mechanic's, materialmen's, workman's, repairman's or carrier's liens but only if arising, and only so long as continuing, in the ordinary course of business or other similar liens arising and continuing in the ordinary course of business or deposits or pledges in the ordinary course of business to obtain the release of such liens;

         (iii) liens arising out of judgments or awards against the Company or any Restricted Subsidiary in an aggregate amount not to exceed the greater of (a) 15% of the Consolidated Net Worth of Xerox or (b) the minimum amount which, if subtracted from such Consolidated Net Worth would reduce such Consolidated Net Worth below $3.2 billion, and in each case with respect to which the Company or any such Restricted Subsidiary shall in good faith be prosecuting an appeal or proceeding for review or liens incurred by the Company or any such Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any legal proceedings to which the Company or any such Restricted Subsidiary is a party;

         (iv) liens for taxes if such taxes shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings, or minor survey exceptions or minor encumbrances, easements or reservations of or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes or zoning or other restrictions as to the use of real properties which encumbrances, easements, reservations, rights and restrictions do not in the aggregate materially detract from the value of the said properties or materially impair their use in the operation of the business of the Company or any Restricted Subsidiary owning the same;

         (v) liens in favor of any government or any department or agency thereof or in favor of a prime contractor under a government contract and resulting from the acceptance of progress or partial payments under government contracts or sub-contracts thereunder;

         (vi) liens, security interests, charges, encumbrances, preferential arrangements and assignments of income in existence on the date hereof;

         (vii) purchase money liens or purchase money security interests upon or in any property acquired or held by the Company or any Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property;

         (viii) liens or security interests existing on property at the time of its acquisition;

         (ix) liens incurred (no matter when created) in connection with the Company or any Restricted Subsidiary engaging in leveraged or single investor lease transactions, provided that the instruments creating or evidencing any borrowings secured by such lien shall provide that such borrowings are payable solely out of the income and proceeds of the property subject to such lien and are not a corporate obligation of the Company or any such Restricted Subsidiary;

         (x) the replacement, extension or renewal of any lien, security interest, charge or encumbrance, preferential arrangement or assignment of income permitted by clauses (i) through (ix) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase of principal amount) of the indebtedness secured thereby; and

         (xi) liens on any assets of the Company or any Restricted Subsidiary of up to $500,000,000 which may be incurred in connection with the sale or assignment of assets of the Company or such Restricted Subsidiary for cash where the proceeds are applied to repayment of Debt of the Company or such Restricted Subsidiary and/or invested by the Company or such Restricted Subsidiary in assets which would be reflected as receivables on the Company's or such Restricted Subsidiary's balance sheet in accordance with generally accepted accounting principles.

      SECTION 5.07. Waiver of Covenants. The Company may omit, in respect of any series of Securities, in any particular instance to comply with any covenant or condition set forth in Section 5.06 hereof, if before or after the time for such compliance the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                  ARTICLE SIX

           SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

      SECTION 6.01. Company to Furnish Trustee Names and Addresses of Securityholders. The Company will furnish or cause to be furnished to the Trustee (a) semiannually, not more than 10 days after each __________ and ___________, commencing ________________, a list, in such form as the

Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of such _____________ or ______________, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Security Registrar and all of the Securities of any series are Registered Securities, no such list shall be required to be furnished in respect of such series, but in any event the Company shall be required to furnish such information concerning the Holders of Unregistered Securities which is known to the Company; provided, however, that the Company shall have no obligation to investigate any matter relating to any Holder of an Unregistered Security.

      SECTION 6.02. Preservation of Information; Communications to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information furnished to it or received by it in its capacity of Security Registrar pursuant to Section 6.01.

      (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, accompanied by reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application and by a copy of the form of proxy or other communication which such applicants propose to transmit, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities, then the Trustee shall, within five Business Days after receipt of the application, at its election, either (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(a), or (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Holders of such series or all Holders , as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants with respect to their application.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and address of the Holders of Securities in accordance with Section 6.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(b).

      SECTION 6.03. Reports by Trustee. Within 60 days after each
________________, commencing ____________________, the Trustee shall transmit to
Securityholders a report as provided in Section 313(a) of the TIA if so required by such Section.

      SECTION 6.04. Reports by Company. The Company will

      (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; or, if the the Company is not required to file information, documents and reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 or 15(d) of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

      (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time such rules and regulations; and

      (c) mail or cause to be mailed to all Securityholders, in the manner and to the extent provided in Section 313(c) of the TIA, such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE SEVEN

                                    REMEDIES

      SECTION 7.01. Events of Default. "Event of Default", with respect to any series of Securities, wherever used herein, means each one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series:

          (1) default in the payment of any interest upon any Security of such series when the same becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of or premium, if any, on any Security of such series at its Maturity; or

          (3) default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of such series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the

     Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry of a decree by a court having jurisdiction in the premises adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (7) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

      SECTION 7.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to any series of Securities for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series (each such series acting as a separate class) may declare the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of the Securities of such series) of all the Securities of such series to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Securityholders), and upon any such declaration the same shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue instalments of interest on all Securities of such series,

               (B) the principal of and premium, if any, on any Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

               (C) to the extent that payment of such interest is lawful, interest upon overdue instalments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to such series of Securities, other than the non-payment of the principal of Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 7.12.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

      SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

          (1) default is made in the payment of any instalment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of or premium, if any, on any Security of any series at the Maturity thereof, or

          (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or Holders of Securities of any such series in the case of Clause (3) above), the whole amount then due and payable on any such Security (or Securities of any such series in the case of Clause (3) above) for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any (to the extent that payment of such interest is lawful), and (to the extent that payment of such interest shall be legally enforceable) upon overdue instalments of interest, at the rate or rates prescribed therefor by the terms of any such Security (or Securities of any such series in the case of Clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

      If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 7.04. Trustee May File Proofs of Claim. With respect to any proofs of claims filed by the Trustee pursuant to Section 317 of the TIA, the Trustee shall be entitled to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.05.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the trustee to vote in respect of the claim of any Securityholder in any such proceeding.

      SECTION 7.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under the Indenture or under the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the related coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of such series in respect of which such judgment has been recovered.

      SECTION 7.06. Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal, premium or interest, upon presentation of the Securities of such series or the coupons appertaining thereto, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST:  To the payment of all amounts due the Trustee under Section 8.05;

      SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on Securities of such series, for principal, premium, and interest, respectively; and

      THIRD:  To the Company.

      SECTION 7.07. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such series.

      SECTION 7.08. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 7.09. Rights and Remedies Cumulative. Except as provided in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 7.10. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 7.11. Control by Securityholders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be prejudicial to the Holders of Securities of such series not joining in any such direction or would involve the Trustee in personal liability, and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      SECTION 7.12. Waiver of Past Defaults. The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default not theretofore cured

          (1) in the payment of the principal of, premium, if any, or interest on any Security of such series, or in the payment of any sinking fund instalment or analogous obligation with respect to Securities of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 7.13. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE EIGHT

                                  THE TRUSTEE

      SECTION 8.01. Certain Rights of Trustee. Except as otherwise provided in
Section 315 of the TIA:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

         (i) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the Trustee in good faith believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      SECTION 8.02. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

      SECTION 8.03. May Hold Securities. The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the TIA, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

      [The following indenture shall be excluded from the operation of Section 310(b)(1) of the TIA: ]

      SECTION 8.04. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      SECTION 8.05. Compensation and Reimbursement. The Company agrees

         (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as may be agreed upon between the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

      SECTION 8.06. Corporate Trustee Required; Eligibility. The Trustee shall at all times satisfy the eligibility requirements of Section 310 of the TIA and together with its immediate parent maintain a combined capital and surplus of at least $50,000,000. If the Trustee together with its immediate parent publishes a report of condition at least annually, pursuant to law or pursuant to the requirements of any Federal, State, territorial, or District of Columbia supervising or examining authority to which the Trustee is subject, then, for purposes of this section, the combined capital and surplus of the Trustee shall be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 8.07. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.08.

      (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

      (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

      (d)  If at any time:

         (1) the Trustee shall fail to comply with Section 310(b)(i) of the TIA with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of such series for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 8.06 hereof or
      Section 310(a) of the TIA with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

         (3) the Trustee shall become incapable of acting with respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to such series, or (ii) subject to Section 315(e) of the TIA, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

      (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to such series of Securities. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner hereinafter provided, any

Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to Registered Holders of Securities of such series as their names and addresses appear in the Security Register and to all other Holders of Securities of such series by publishing notice of such event once in an Authorized Newspaper in the Place of Payment. Each notice shall include the name of such successor Trustee and the address of its Principal Corporate Trust Office.

      SECTION 8.08. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all or any series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to all or any such series; but, on request of the Company or such successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of such retiring Trustee with respect to all or any such series; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series; subject nevertheless to its lien, if any, provided for in Section 8.05. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of any series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

      No successor Trustee with respect to a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article and the TIA.

      SECTION 8.09. Merger Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article and the TIA, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      SECTION 8.10. Appointment of Authenticating Agent. As of the date of the Indenture and at any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer, or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.

      Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall meet the requirements of Section 8.06, unless otherwise agreed to by the Company, as though it were trustee.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in accordance with Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.

      The provisions of Sections 3.08, 8.02 and 8.03 shall be applicable to each Authenticating Agent.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      The Trustee shall incur no liability for the appointment or for any misconduct or negligence of an Authenticating Agent. In the event the Trustee does incur liability for any such misconduct or negligence of the Authenticating Agent, the Company agrees to indemnify the Trustee for, and hold it harmless against, any such liability, including the costs and expenses of defending itself against any liability in connection with such misconduct or negligence of the Authenticating Agent.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

      This is one of the Securities, of the series designated herein, described in the within-mentioned Indenture.

                                            [NAME OF TRUSTEE]
                                                as Trustee


                                           By..................................
                                              As Authenticating Agent

                                           By..................................
                                              Authorized Officer

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

      SECTION 9.01. Supplemental Indentures Without Consent of Securityholders. Without the consent of any Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

         (2) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.08; or

         (3) to add to the covenants of the Company, for the benefit of the Holders of Securities of all or any series, or to surrender any right or power herein conferred upon the Company, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

         (4) to cure any ambiguity, to correct or supplement any provision in this Indenture or in the Securities which may be inconsistent with any other provision in this Indenture or in such Securities, or to make any other provisions with respect to matters or questions arising under this Indenture or in such Securities; or

         (5) to establish the form of any Security, as permitted by Section 2.02, and to provide for the issuance of any series of Securities, as permitted by Section 3.01, and to set forth the terms thereof; or

         (6) to make any other amendments, modifications or supplements hereto or to the Securities, provided, that such amendments, modifications or supplements shall only apply to Securities of one or more series to be thereafter issued or shall not adversely affect the rights of any Holder of any Outstanding Security.

      SECTION 9.02. Supplemental Indentures with Consent of Securityholders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures (each such series voting separately as a class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or such Securities or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture or such Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (1) change the Maturity of the principal of, or the premium if any, or the Stated Maturity of any instalment of interest on, any Security, or reduce the principal amount thereof or any premium thereon or the rate of interest thereon, or change the method of computing the amount of principal thereof on any date or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be); or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain defaults hereunder and their consequences) provided for in this Indenture; or

         (3) modify any of the provisions of this Section, Section 5.07 or
      Section 7.12, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

      It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel in compliance with Section 314 of the TIA stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

      SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

      SECTION 10.01. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

         (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 10.02. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation shall be discharged from its obligations hereunder and may be dissolved, wound up and liquidated at any time thereafter.

      SECTION 10.03. Securities to be Secured in Certain Events. If, upon any such consolidation or merger of the Company, or upon any conveyance or transfer of the properties and assets of the Company substantially as an entirety to any other Person, any property, whether now owned or hereafter acquired, or right to receive income of the Company or any Restricted Subsidiary would thereupon become subject to any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement (any such lien, security interest or other charge or encumbrance, or any other type of preferential arrangement being herein called a "Mortgage"), unless the Company could create such Mortgage pursuant to Section 5.06 without equally and ratably securing the Securities, the Company, prior to such consolidation, merger, conveyance or transfer, will secure the Outstanding Securities of each series hereunder, equally and ratably with (or prior to) the Debt secured by such Mortgage.

                                 ARTICLE ELEVEN

                           SATISFACTION AND DISCHARGE

      SECTION 11.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon pursuant to Section 11.02), with respect to a series of Securities, and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series of Securities, when

     (1) either

          (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancellation; or

          (B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, if any, to the date of such deposit (in the case of Securities of such series which have become due and payable), or to the Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with; and

          (4) the Company has delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion will confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax as a result of such satisfaction and discharge and will be subject to the Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such satisfaction and discharge had not occurred.

Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the Trustee under Section 8.05 shall survive.

      SECTION 11.02. Application of Trust Money. All money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE TWELVE

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

      SECTION 12.01. Exemption from Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Securities.

                                ARTICLE THIRTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

      SECTION 13.01. Purposes of Meetings. A meeting of Holders of Securities of all or any series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by the Holders of Securities pursuant to any of the provisions of Article Seven;

          (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Eight;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified percentage in aggregate principal amount of the Securities of all or any series, as the case may be, under any other provision of this Indenture or under applicable law.

      SECTION 13.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of all or any series to take any action specified in Section 13.01 to be held at such time and at such place as the Trustee shall determine or at such other place as may be provided with respect to the Securities of such series. Notice of every meeting of the Holders of Securities of all or any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to all holders of Securities of each series that are to be affected by the action proposed to be taken at such meeting by publication at least twice in an Authorized Newspaper in the Borough of Manhattan, The City of New York or in such other place as may be provided with respect to the Securities of such series prior to the date fixed for the meeting, the first publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting, and the last publication to be not more than five days prior to the date fixed for the meeting, or such notice may be given to Registered Holders by mailing the same by registered mail, postage prepaid, to the Holders of Registered Securities at the time Outstanding, at their address as they shall appear in the Security Register, not less than 20 nor more than 60 days prior to the date fixed for the meeting. Failure to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of all or any series shall be valid without notice if the Holders of all such Securities Outstanding, the Company and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

      SECTION 13.03. Call of Meetings by Company or Securityholders. In case at any time the Company, by Board Resolution, or the Holders of at least 10% in aggregate principal amount of Securities then Outstanding of each series that may be affected by the action proposed to be taken at the meeting shall have requested the Trustee to call a meeting of Holders of Securities of all series that may be so affected to take any action authorized in Section 13.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or made the first publication of the notice of such meeting within 30 days after receipt of such request, then the Company or the Holders in the amount above specified may determine the time and the place referred to in Section 13.02 for such meeting and may call such meeting by mailing or publishing notice thereof as provided in
Section 13.02.

      SECTION 13.04. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a Person shall (a) be a Holder of one or more Securities of a series affected by the action proposed to be taken, or (b) be a Person appointed by an instrument in writing as proxy by the Holder of one or more such Securities. The right of Securityholders to have their votes counted shall be subject to the proviso in the definition of "Outstanding" in Section
1.01. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      SECTION 13.05. Quorum; Adjourned Meetings. At any meeting of Securityholders, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall be necessary to constitute a quorum. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Securities (as provided in Section 13.03), be dissolved. In any other case the Persons holding or representing a majority in aggregate principal amount of the Securities represented at the meeting may adjourn such a meeting for a period of not less than 10 days with the same effect, for all intents and purposes, as though a quorum had been present. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be similarly further adjourned for a period of not less than 10 days. Notice of the reconvening of any such adjourned meeting shall be given as provided in Section 13.02 except that, in the case of publication, such notice need be published only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened, and in the case of mailing, such notice may be mailed not less than five days prior to such date.

      Any Holder of a Security who has executed an instrument in writing complying with the provisions of Section 1.04 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

      Any resolution passed or decision taken at any meeting of the Holders of Securities of any series duly held in accordance with this Section shall be binding on all Holders of such series of Securities whether or not present or represented at the meeting.

      SECTION 13.06. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 13.03, in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting.

      At any meeting each Holder of a Security of a series entitled to vote at such meeting, or proxy therefor, shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder of Securities of such series or proxy therefor. Any meeting of Holders of Securities duly called pursuant to the provisions of
Section 13.02 or 13.03 at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

      SECTION 13.07. Voting Procedure. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballot on which shall be subscribed the signatures of the Holders of Securities entitled to vote at such meeting, or proxies therefor, and on which shall be inscribed an identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities so held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed or published as provided in
Section 13.02 and, if applicable, Section 13.05. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      SECTION 13.08. Written Consent in Lieu of Meetings. The written authorization or consent by the Holders of the requisite percentage in aggregate principal amount of Securities of any series herein provided, entitled to vote at any such meeting, evidenced as provided in Section 1.04 and filed with the Trustee, shall be effective in lieu of a meeting of the Holders of Securities of such series, with respect to any matter provided for in this Article Thirteen.

      SECTION 13.09. No Delay of Rights by Meeting. Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Securities of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or the Holders of the Securities of any or all such series under any provisions of this Indenture or the Securities.

     __________________________hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            XEROX CREDIT CORPORATION



                                            BY__________________________________
                                               Title:

Attest:

                                                             [CORPORATE SEAL]
__________________________________
Title:

                                              __________________________________



                                            BY__________________________________
                                               Title:

Attest:

                                                             [CORPORATE SEAL]
__________________________________
Title:

COUNTY OF FAIRFIELD,      )
                          )  ss.:
STATE OF CONNECTICUT,     )

      On this ___________ day of ___________, before me personally appeared _________________, to me known, who being by me duly sworn, did depose and say that he resides at _____________________; that he is ________________________
of XEROX CREDIT CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                              __________________________________
                                              Notary Public
                                              My Commission Expires

[NOTARIAL SEAL]

COUNTY OF ,                     )
                                                )  ss.:
,   )

     On this _____day of ___________, before me personally appeared _________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________; that he is _____________________of _____________________, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                             __________________________________
                                             Notary Public
                                             My Commission Expires

[NOTARIAL SEAL]